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                                                                    Exhibit 10.3

                              SECURITY AGREEMENT

          This SECURITY AGREEMENT (this "Agreement") is dated as of August 10, 2001 and entered into by and between BUY.COM, INC., a Delaware corporation (the "Borrower" or the "Grantor") and the Scott A. Blum Separate Property Trust u/d/t 8/2/95 (the "Secured Party").

                            PRELIMINARY STATEMENTS

          A. Pursuant to that certain Bridge Financing Credit Agreement of even date herewith (said Bridge Financing Credit Agreement, as it may hereafter amended, restated, supplemented or otherwise modified from time to time, being the "Credit Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and between the Borrower and the Secured Party pursuant to which the Secured Party has agreed to make Loans to and arrange for the issuance of Letters of Credit for the benefit of the Borrower, the Secured Party has made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain Loans to and make other financial accommodations for the Borrower. Capitalized terms not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

          B. It is a condition precedent to the commitments of the Secured Party under the Credit Agreement that the Grantor shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

          NOW, THEREFORE, in consideration of the premises and in order to induce the Secured Party to make Loans and other extensions of credit under the Credit Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Grantor hereby agrees with the Secured Party as follows:

          Section 1.     Grant of Security.
                         -----------------

          Except as specifically excepted below, the Grantor hereby assigns to the Secured Party, and hereby grants to the Secured Party a security interest in, all property, property interests, assets and other rights and interests of such Grantor, whether now or hereafter existing, whether tangible or intangible, or in which such Grantor now has or hereafter acquires an interest and wherever the same may be located, including without limitation all of the Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing, whether tangible or intangible, or in which the Grantor now has or hereafter acquires an interest and wherever the same may be located (the "Collateral"):

          (a) all equipment in all of its forms, all parts thereof and all accessions thereto (any and all such equipment, parts and accessions being the "Equipment");

          (b)  all inventory in all of its forms, including but not limited to
(i) all goods held by the Grantor for sale or lease or to be furnished under contracts of service or so leased or furnished, (ii) all raw materials, work in process, finished goods, and materials used or consumed

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in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in the Grantor's business, (iii) all goods in which the Grantor has an interest in mass or a joint or other interest or right of any kind, and (iv) all goods which are returned to or repossessed by the Grantor and all accessions thereto and products thereof (collectively the "Inventory") and all negotiable and non-negotiable documents of title (including without limitation warehouse receipts, dock receipts and bills of lading) issued by any Person covering any Inventory (any such negotiable document of title being a "Negotiable Document of Title");

          (c) all accounts, contract rights, chattel paper, documents, instruments, letter-of-credit rights and other rights and obligations of any kind owned by or owing to the Grantor and all rights in, to and under all security agreements, leases and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, documents, instruments, letter-of-credit rights or other rights and obligations (any and all such accounts, contract rights, chattel paper, documents, instruments, letter-of-credit rights and other rights and obligations being the "Accounts", and any and all such security agreements, leases and other contracts being the "Related Contracts");

          (d) all deposit accounts, together with (i) all amounts on deposit from time to time in such deposit accounts and (ii) all interest, cash, instruments, securities and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing ("Deposit Accounts");

          (e) all "Securities Collateral", which term means investment or similar property (including without limitation and in each case whether certificated or uncertificated all (A) securities, (B) security entitlements,
(C) securities accounts, (D) commodity contracts, (E) commodity accounts, (F) any and all other debt interests issued by any other Person, and (G) any other equity or ownership interests in or of any other Person, including without limitation any shares of stock, partnership interests, interests in joint ventures, limited liability company interests and all other equity interests owned by any Grantor in its respective Subsidiaries) in which the Grantor has now, or acquires from time to time hereafter, any right, title or interest in any manner, including without limitation any right to receive any of the foregoing in the future, whether such right be contingent or uncontingent, matured or unmatured, receivable upon conversion or substitution of any other right, or otherwise), as well as (1) the certificates, instruments or other documents, if any, representing or evidencing such investment property, and (2) all dividends, interest, distributions, value, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such investment property.

          (f)  all "Intellectual Property Collateral", which term means:

                    (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise) in and to all trademarks, service marks, designs, logos, indicia, tradenames, trade dress, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and applications pertaining thereto, owned by the Grantor, or hereafter adopted and used, in its business (including, without limitation, the trademarks specifically identified in

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     section 4(e) of the Disclosure Schedule hereto, as the same may be amended pursuant hereto from time to time) (collectively, the "Trademarks"), all registrations that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including, without limitation, the registrations and applications specifically identified in section 4(e) of the Disclosure Schedule hereto, as the same may be amended pursuant hereto from time to time) (the "Trademark Registrations"), all common law and other rights in and to the Trademarks in the United States and any state thereof and in foreign countries (the "Trademark Rights"), and all goodwill of the Grantor's business symbolized by the Trademarks and associated therewith (the "Associated Goodwill"):

                    (ii) all rights, title and interest (including rights acquired pursuant to a license or otherwise) in and to all patents and patent applications and rights and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned or held by the Grantor and all patents and patent applications and rights, title and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned by the Grantor in whole or in part (including, without limitation, the patents and patent applications listed in section 4(e) of the Disclosure Schedule hereto, as the same may be amended pursuant hereto from time to time), all rights corresponding thereto (including, without limitation, the right, exercisable only upon the occurrence and during the continuation of an Event of Default, to sue for past, present and future infringements in the name of the Grantor or in the name of the Secured Party), and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof (all of the foregoing being collectively referred to as the "Patents"); it being understood that the rights and interests included in the Intellectual Property Collateral hereby shall include, without limitation, all rights and interests pursuant to licensing or other contracts in favor of the Grantor pertaining to patent applications and patents presently or in the future owned or used by third parties but, in the case of third parties which are not Affiliates of the Grantor, only to the extent permitted by such licensing or other contracts and, if not so permitted, only with the consent of such third parties; and

                    (iii) all rights, title and interest (including rights acquired pursuant to a license or otherwise) under copyright in various published and unpublished works of authorship including, without limitation, computer programs, computer data bases, other computer software, layouts, trade dress, drawings, designs, writings, and formulas owned by the Grantor (including, without limitation, the works listed on section 4(e) of the Disclosure Schedule hereto, as the same may be amended pursuant hereto from time to time) (collectively, the "Copyrights"), all copyright registrations issued to the Grantor and applications for copyright registration that have been or may hereafter be issued or applied for thereon by the Grantor in the United States and any state thereof and in foreign countries (including, without limitation, the registrations listed on section 4(e) of the Disclosure Schedule hereto, as the same may be amended pursuant hereto from time to time) (collectively, the "Copyright Registrations"), all common law and other rights in and to the Copyrights in the United States and any state thereof and in foreign countries including all copyright licenses (but with respect to such copyright licenses, only to the extent permitted by such licensing arrangements) (the "Copyright Rights"),

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     including, without limitation, each of the Copyrights, rights, titles and interests in and to the Copyrights, all derivative works and other works protectable by copyright, which are presently, or in the future may be, owned, created (as a work for hire for the benefit of the Grantor), authored (as a work for hire for the benefit of the Grantor), or acquired by the Grantor, in whole or in part, and all Copyright Rights with respect thereto and all Copyright Registrations therefor, heretofore or hereafter granted or applied for, and all renewals and extensions thereof, throughout the world, including all proceeds thereof (such as, by way of example and not by limitation, license royalties and proceeds of infringement suits), the right to renew and extend such Copyright Registrations and Copyright Rights and to register works protectable by copyright and the right to sue for past, present and future infringements of the Copyrights and Copyright Rights;


          (g) all information used or useful or arising from the business including all goodwill, trade secrets, trade secret rights, know-how, customer lists, processes of production, ideas, confidential business information, techniques, processes, formulas, and all other proprietary information;

          (h) all agreements of the Grantor, as each such agreement may be amended, restated, supplemented or otherwise modified from time to time (said agreements, as so amended, restated, supplemented or otherwise modified, being referred to herein individually as an "Assigned Agreement" and collectively as the "Assigned Agreements"), including, without limitation, (i) all rights of the Grantor to receive moneys due or to become due under or pursuant to the Assigned Agreements, (ii) all rights of the Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) all claims of the Grantor for damages arising out of any breach of or default under the Assigned Agreements, and (iv) all rights of the Grantor to terminate, amend, supplement, modify or exercise rights or options under the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder;

          (i) to the extent not included in any other paragraph of this Section 1, all general intangibles, including, without limitation, tax refunds, payment intangibles, other rights to payment or performance, choses in action, software and judgments taken on any rights or claims included in the Collateral);

          (j) all plant fixtures, business fixtures and other fixtures and storage and office facilities, and all accessions thereto and products thereof;

          (k) all books, papers, documents, certificates, records, ledger cards, files, correspondence, computer programs, tapes, disks or related data processing or storage hardware or software, and any other data wherever located and however processed, that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the monitoring or collection thereof or the realization thereupon; and

          (l) all proceeds, products, rents and profits of or from any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not the Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral. For

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purposes of this Agreement, the term "proceeds" includes whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

          Notwithstanding anything herein to the contrary, in no event shall the Collateral include, and the Grantor shall not be deemed to have granted a security interest in (i) any of the Grantor's rights or interests in any account, license, contract, agreement or other general intangibles to which the Grantor is a party or any of its rights or interests thereunder, or any permits, instruments, or chattel paper of the Grantor, to the extent, but only to the extent, that such a grant would, under the terms of such account, license, contract, agreement, general intangible, permit, instrument or chattel paper or otherwise, result in a breach of the terms of, or constitute a default under such license, contract or agreement to which the Grantor is a party (other than to the extent that any such term would be rendered ineffective pursuant to the Uniform Commercial Code, as it exists on the date of this Agreement or as it may hereafter be amended, in the State of California (the "UCC") or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, that immediately upon the ineffectiveness, lapse, termination or
--------
waiver of any such provision, the Collateral shall include, and the Grantor shall be deemed to have granted a security interest in, all such rights and interests, effective as of the date hereof as if such provision had never been in effect; (ii) any real property leasehold of the Grantor as lessee or sublessee; (iii) motor vehicles and other vehicles owned or leased by the Grantor which are subject to state licensing statutes and on such basis excluded from the scope of Article 9 of the UCC; (iv) any intent to use application at the U.S. Patent and Trademark Office with respect to intellectual property to the extent an assignment for security purposes would void the same; or (v) any governmental permit or franchise that prohibits Liens on or collateral assignments of such permit or franchise.

          In the event that any asset of the Grantor is excluded from the Collateral by virtue of the foregoing paragraph, the Grantor agrees to seek, to the extent required by Section 5 herein, requisite waivers to enable the Grantor to provide a security interest in such asset.

          Each item of Collateral listed in this Section 1 that is defined in Articles 8 or 9 of the UCC shall have the meaning set forth in the UCC, it being the intention of the Grantor that the description of the Collateral set forth above be construed to include the broadest possible range of assets, except for assets expressly excluded as set forth above.

          Section 2.     Security for Obligations.
                         ------------------------

          This Agreement secures, and the Collateral assigned by the Grantor is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including without limitation the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code), of all Secured Obligations of the Grantor. "Secured Obligations" means with respect to the Borrower, all obligations and liabilities of every nature of the Borrower now or hereafter existing under or arising out of or in connection with the Credit Agreement and the other Loan Documents, together with all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to the Borrower, would accrue on such

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obligations, whether or not a claim is allowed against the Borrower for such interest in the related bankruptcy proceeding), reimbursement of amounts drawn under Letters of Credit, fees, expenses or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Party as a preference, fraudulent transfer or otherwise, and all obligations of every nature of the Grantor now or hereafter existing under this Agreement. Notwithstanding anything to the contrary in this Agreement, to the extent that any payments, proceeds or remuneration of any kind at any time received by the Secured Party on account of the Secured Obligations shall be subsequently avoided or recovered directly or indirectly from the Secured Party as a preference, fraudulent transfer or otherwise, then such portion of the Secured Obligations, and all liens, rights and remedies therefor, shall be revived and continued in full force and effect, as if such payment, proceeds or remuneration had never been received, and the provisions of Section 20(b) shall be ineffective to the extent of such revived obligations.

          Section 3.     Grantor Remains Liable.
                         ----------------------

          Anything contained herein to the contrary notwithstanding, (a) the Grantor shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Party of any of its rights hereunder shall not release the Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) the Secured Party shall not have any obligation or liability under any contracts, licenses, and agreements included in the Collateral by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          Section 4.     Representations and Warranties.
                         ------------------------------

          The Grantor represents and warrants, except as specifically excepted on the attached Disclosure Schedule, as follows:

          (a) Ownership of Collateral. Except as expressly permitted by the Credit Agreement and for the security interest created by this Agreement, the Grantor owns the Collateral owned by the Grantor free and clear of any Lien, except for Permitted Liens (as defined in the Credit Agreement). Except as expressly permitted by the Credit Agreement, the Permitted Liens and such Liens as may have been filed in favor of the Secured Party relating to this Agreement, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office.

          (b) Locations of Equipment and Inventory. All of the Equipment and Inventory is, as of the date hereof, located at the places specified in section 4(b) of the Disclosure Schedule hereto, except for Inventory and Equipment comprising of mobile goods which, in the ordinary course of business, is in transit either (i) from a supplier to the Grantor, (ii) between the

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locations specified in section 4(b) of the Disclosure Schedule hereto, or (iii)
to customers of the Grantor, and except for Inventory held by Ingram Micro, Inc. or Grantor's other distributor or vendor partners.

          (c) Office Locations; Type and Jurisdiction of Organization. The chief place of business, the chief executive office and the office where the Grantor keeps its records regarding the Accounts and all originals of all chattel paper that evidence Accounts are, as of the date hereof, and , except as set forth on section 4(c) of the Disclosure Schedule hereto, have been for the four month period preceding the date hereof, located at the locations set forth on section 4(c) of the Disclosure Schedule hereto.

          (d) Delivery of Certain Collateral. All certificates or instruments (excluding checks) evidencing, comprising or representing the Collateral (including, without limitation, the Securities Collateral) have been delivered, or shall be delivered prior to the making of the initial Loan or the issuance of the initial Letter of Credit, to the Secured Party duly endorsed or accompanied by duly executed instruments of transfer or assignment in blank, except as set forth in section 4(d) of the Disclosure Schedule hereto.

          (e)  Intellectual Property Collateral.

                    (i) a true and complete list of all Trademark Registrations and Trademark applications registered or filed with the United States Patent and Trademark Office and owned, held (whether pursuant to a license or otherwise) or used by the Grantor, in whole or in part, is set forth in section 4(e) of the Disclosure Schedule hereto;

                    (ii) a true and complete list of all Patents owned, held (whether pursuant to a license or otherwise) or used by the Grantor, in whole or in part, is set forth in section 4(e) of the Disclosure Schedule hereto;

                    (iii) a true and complete list of all Copyright Registrations and applications for Copyright Registrations registered or filed with the United States Copyright Office and held (whether pursuant to a license or otherwise) by the Grantor, in whole or in part, is set forth in section 4(e) of the Disclosure Schedule hereto;

                    (iv) after reasonable inquiry, the Grantor is not aware of any pending or overtly threatened claim by any third party that any of the Intellectual Property Collateral owned, held or used by the Grantor is invalid or unenforceable, except as set forth in section 4(e) of the Disclosure Schedule; and

                    (v) no effective security interest or other Lien covering all or any part of the Intellectual Property Collateral is on file in the United States Patent and Trademark Office or the United States Copyright Office.

          (f) Perfection. The security interests in the Collateral granted to the Secured Party hereunder constitute valid security interests in the Collateral, securing the payment of the Secured Obligations. Upon (i) the filing of UCC financing statements naming the Grantor as "debtor", naming the Secured Party as "secured party" and describing the Collateral in the filing offices set forth on section 4(f) of the Disclosure Schedule hereto, (ii) in the case of the

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Securities Collateral consisting of certificated securities or evidenced by instruments, delivery of the certificates representing such certificated securities and delivery of such instruments to the Secured Party, in each case duly endorsed or accompanied by duly executed instruments of assignment or transfer in blank, or delivery of a control agreement duly executed by the applicable securities intermediary, the Secured Party and the Grantor, (iii) in the case of the Intellectual Property Collateral, in addition to the filing of such UCC financing statements, the filing of a Grant of Trademark Security Interest, substantially in the form of Exhibit I, and a Grant of Patent Security Interest, substantially in the form of Exhibit II, with the United States Patent and Trademark Office and the filing of a Grant of Copyright Security Interest, substantially in the form of Exhibit III, with the United States Copyright Office (each such Grant of Trademark Security Interest, Grant of Patent Security Interest and Grant of Copyright Security Interest being referred to herein as a "Grant"), (iv) in the case of foreign Intellectual Property, the filings necessary to perfect assignments of Intellectual Property Collateral in any applicable office or agency in any foreign country or any political subdivisions thereof, (v) in the case of Inventory, the receipt of a bailee letter duly acknowledged by the applicable bailee, (vi) receipt of any necessary consents of third parties to the assignment and perfection of a security interest in the Collateral, and (vii) in the case of Deposit Accounts, receipt of control agreements duly executed by each depository of Deposit Accounts of the Grantor, the security interests in the Collateral granted to the Secured Party will constitute perfected security interests therein prior to all other Liens (except for Permitted Liens).

          (g) Maintain Accounts. The Grantor shall maintain the accounts with the depository institutions listed with particularity on Schedule 3.1B to the Credit Agreement as its primary cash accounts.

          Section 5.     Further Assurances.
                         ------------------

          At the reasonable request of the Secured Party, the Grantor will, in each case with respect to all Collateral, whether the same be now or hereafter existing or in which the Grantor now has or hereafter acquires an interest: (i) mark conspicuously each item of chattel paper included in the Accounts, each Related Contract and, at the request of the Secured Party, each of its records pertaining to the Collateral, with a legend, in form and substance reasonably satisfactory to the Secured Party, indicating that such Collateral is subject to the security interest granted hereby, (ii) (A) execute such financing or continuation statements, or amendments thereto prepared by the Secured Party,
(B) at the reasonable request of the Secured Party, execute and deliver, and cause to be executed and delivered, agreements prepared by the Secured Party establishing that the Secured Party has control of specified items of Collateral and (C) execute and deliver such other instruments or notices prepared by the Secured Party, in each case as may be reasonably necessary, or as the Secured Party may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby, (iii) furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request and promptly notify the Secured Party of any material change in the Collateral or the Grantor's rights therein (including without limitation the acquisition of any Securities Collateral or the acquisition of new or altered rights in any Intellectual Property Collateral), all in reasonable detail, (iv) at any reasonable time, upon request by the Secured Party, exhibit the Collateral to and allow inspection of the Collateral by the Secured Party, or

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persons designated by the Secured Party, all in accordance with the terms of the
Credit Agreement and (v) use commercially reasonable efforts to seek any necessary consents of third parties to the assignment and perfection of a security interest to the Secured Party with respect to any portion of the Collateral believed by the Secured Party in good faith to be material that would otherwise be excluded from the Collateral by operation of the penultimate paragraph of Section 1. The Grantor hereby authorizes the Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Grantor. The Grantor agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement signed by the Grantor shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions. Notwithstanding anything to the contrary in this
Section 5, the Grantor shall be under no obligation to prepare, file or record any documents or instruments required to perfect the Collateral by the methods described in (iv), (v), (vi) and (vii) of subsection 4(f), but upon the reasonable request of the Secured Party, shall execute and deliver such documents or instruments prepared by the Secured Party, and shall take commercially reasonable efforts to seek execution and delivery of such documents or instruments from any necessary third parties.

          Section 6.     Certain Covenants of the Grantor.
                         --------------------------------

          The Grantor shall:

          (a) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

          (b) notify the Secured Party of any change in the Grantor's name, identity or corporate structure within 15 days of such change;

          (c) give the Secured Party 30 days' prior written notice of any change in the Grantor's chief place of business, chief executive office or residence or the office where the Grantor keeps its records regarding the Accounts and all originals of all chattel paper that evidence Accounts or a reincorporation, reorganization or other action that results in a change of the jurisdiction of organization of the Grantor;

          (d) if the Secured Party gives value to enable the Grantor to acquire rights in or the use of any Collateral, use such value for such purposes; and

          (e) except as expressly permitted by the Credit Agreement, pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, services, materials and supplies) against, the Collateral, except to the extent the validity thereof is being contested in good faith; provided that the Grantor shall in any event pay such taxes, assessments, charges, levies or claims not later than five days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against the Grantor or any of the Collateral as a result of the failure to make such payment.

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          Section 7.     Special Covenants With Respect to Equipment and
                         -----------------------------------------------
Inventory.
---------

          The Grantor shall:

          (a) keep the Equipment and Inventory owned by the Grantor at the places therefor specified on section 4(b) of the Disclosure Schedule hereto or permitted in Section 4(b) hereof or, upon 10 days' prior written notice to the Secured Party, at such other places in jurisdictions where all action that may be reasonably necessary, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable Secured Party to exercise and enforce its rights and remedies hereunder, with respect to such Equipment and Inventory shall have been taken;

          (b) except for Equipment which has become obsolete or in the Grantor's business judgment, commercially unreasonable to maintain, cause the Equipment owned by the Grantor to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with the Grantor's past practices, and shall forthwith make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end. The Grantor shall promptly furnish to the Secured Party a statement respecting any material loss or damage to any of the Equipment owned by the Grantor;

          (c) keep correct and accurate records of Inventory owned by the Grantor; and

          (d) the Grantor shall, at its own expense, maintain insurance with respect to the Equipment and Inventory in accordance with the terms of the Credit Agreement.

          Section 8.     Special Covenants with respect to Accounts and Related
                         ------------------------------------------------------
Contracts.
---------

          (a) The Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Accounts and Related Contracts, and all originals of all chattel paper that evidence Accounts, at the locations therefor set forth on section 4(c) of the Disclosure Schedule hereto, upon 10 days' prior written notice to the Secured Party, at such other location in a jurisdiction where all action that may be reasonably necessary. The Grantor will hold and preserve such records and chattel paper and will permit representatives of the Secured Party at any time during normal business hours upon 24 hours prior written notice to inspect and make abstracts from such records and chattel paper after an Event of Default, and the Grantor agrees to render to the Secured Party, at Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto.

          (b)  The Grantor shall maintain complete records of such Account.

          (c) Except as otherwise provided in this Section (c), the Grantor shall continue to collect, at its own expense, all amounts due or to become due to the Grantor under the Accounts and Related Contracts. In connection with such collections, the Grantor may take such action as the Grantor may deem necessary or advisable to enforce collection of amounts due or to become due under the Accounts; provided, however, that the Secured Party shall have the right at any time, upon the occurrence and during the continuation of an Event of Default and upon written notice to the Grantor of its intention to do so, to notify the account debtors or obligors under any Accounts of the assignment of such Accounts to the Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due to the Grantor thereunder directly to the Secured Party, to notify each Person maintaining a lockbox or similar arrangement to which account debtors or obligors under any Accounts have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to the Secured Party and, upon such notification and at the expense of the Grantor, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Grantor might have done. After receipt by the Grantor of the notice from the Secured Party referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including checks and other instruments) received by the Grantor in respect of the Accounts and the Related Contracts shall be received in trust for the benefit of the Secured Party hereunder, shall be segregated from other funds of the Grantor and shall be forthwith paid over or delivered to the Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 18, and (ii) the Grantor shall not adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

          Section 9.     Special Covenants With Respect to the Securities
                         ------------------------------------------------
Collateral.
----------

          (a) The Grantor agrees that upon the execution of and as a condition precedent to the effectiveness of this Agreement all certificates or instruments representing or evidencing the Securities Collateral shall be delivered to and held by or on behalf of the Secured Party pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by such Grantor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party.

          Section 10.    Special Covenants With Respect to the Intellectual
                         --------------------------------------------------
Property Collateral.
-------------------

          (a)  The Grantor shall:

                    (i) keep reasonable records respecting the Intellectual Property Collateral and at all times keep; and

                    (ii) furnish to the Secured Party from time to time at the Secured Party's reasonable request statements and schedules further identifying and describing any Intellectual Property Collateral and such other reports in connection with such Collateral, all in reasonable detail.

          (b) Except as otherwise provided in this Section 10, the Grantor shall continue to collect, at its own expense, all amounts due or to become due to the Grantor in respect of the Intellectual Property Collateral or any portion thereof. In connection with such collections, the Grantor may take such action as the Grantor may deem reasonably necessary or advisable to enforce collection of such amounts; provided, the Secured Party shall have the right at any time, upon the occurrence and during the continuation of an Event of Default, and upon written notice to the Grantor of its intention to do so, to notify the obligors with respect to any such amounts of the existence of the security interest created hereby and to direct such obligors to make payment of all such amounts directly to the Secured Party, and, upon such notification and at the expense of the Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Grantor might have done. After receipt by the Grantor of the notice from the Secured Party referred to in the proviso to the preceding sentence and during the continuation of an Event of Default, (i) all amounts and proceeds (including checks and other instruments) received by the Grantor in respect of amounts due to the Grantor in respect of the Intellectual Property Collateral or any portion thereof shall be received in trust for the benefit of the Secured Party hereunder, shall be segregated from other funds of the Grantor and shall be forthwith paid over or delivered to the Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 18, and (ii) the Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

          (c) The Grantor shall do any and all acts which are necessary or desirable to preserve and maintain all rights in all Intellectual Property Collateral unless the Grantor determines that any Intellectual Property Collateral is of negligible economic value or is no longer necessary for its operations. Any expenses incurred in connection therewith shall be borne solely by the Grantor. Subject to the foregoing, the Grantor shall give the Secured Party prior written notice of any abandonment of any Intellectual Property Collateral or any pending patent application or any Patent.

          (d) Except as provided herein, the Grantor shall have the right to commence and prosecute in its own name, as real party in interest, for its own benefit and at its own expense, such suits, proceedings or other actions for infringement, unfair competition, dilution, misappropriation or other damage, or reexamination or reissue proceedings as are necessary to protect the Intellectual Property Collateral. The Secured Party shall provide, at the Grantor's expense, all reasonable and necessary cooperation in connection with any such suit, proceeding or action including, without limitation, joining as a necessary party. The Grantor shall promptly, following its becoming aware thereof, notify the Secured Party of the institution of, or of any adverse determination in, any proceeding (whether in the United States Patent and Trademark Office, the United States Copyright Office or any federal, state, local or foreign court) or regarding the Grantor's ownership, right to use, or interest in any Intellectual Property Collateral. The Grantor shall provide to the Secured Party any information with respect thereto reasonably requested by the Secured Party.

          (e) In addition to, and not by way of limitation of, the granting of a security interest in the Collateral pursuant hereto, the Grantor, effective upon the occurrence and during the continuation of an Event of Default, hereby assigns, transfers and conveys to the Secured Party the nonexclusive right and license to use all trademarks, trade names, copyrights, patents or technical processes (including, without limitation, the Intellectual Property Collateral) owned or used (to the extent the Grantor may grant such right or license) by the Grantor that relate to the Collateral and any other collateral granted by the Grantor as security for the Secured Obligations, together with any goodwill associated therewith, all to the extent reasonably necessary to enable the Secured Party to realize on the Collateral in accordance with this Agreement and to enable any transferee or assignee of the Collateral to enjoy the benefits of the Collateral. This right shall inure to the benefit of all successors, assigns and transferees of the Secured Party and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license shall be granted free of charge, without requirement that any monetary payment whatsoever be made to the Grantor.

          Section  11.    Special Provisions With Respect to the Assigned
                          -----------------------------------------------
Agreements.
----------

          (a)  The Grantor shall at its expense:

                    (i) if consistent with sound business practices, perform and observe the material terms and provisions of the Assigned Agreements to be performed or observed by it, maintain the Assigned Agreements in full force and effect, enforce the Assigned Agreements in accordance with their terms, and take all such action to such end as may be from time to time reasonably requested by the Secured Party; and

                    (ii) upon the reasonable request of the Secured Party, furnish to the Secured Party, promptly upon receipt thereof, copies of all notices, requests and other documents received by the Grantor under or pursuant to the Assigned Agreements, and from time to time (A) furnish to the Secured Party such information and reports regarding the Assigned Agreements as the Secured Party may reasonably request and (B) upon request of the Secured Party make to the parties to such Assigned Agreements such demands and requests for information and reports or for action as the Grantor is entitled to make under the Assigned Agreements.

          (b) Upon the occurrence and during the continuance of an Event of Default, the Grantor shall not:

                    (i) cancel or terminate any of the Assigned Agreements or consent to or accept any cancellation or termination thereof except as provided therein; or

                    (ii) amend or otherwise modify the Assigned Agreements or give any consent, waiver or approval thereunder except as provided therein;

                    (iii) take any other action in connection with the Assigned Agreements that would reasonably be expected to materially impair the value of the interest or rights of the Grantor thereunder or that would reasonably be expected to materially impair the interest or rights of the Secured Party.

          Section 12.     Intentionally Deleted.
                          ---------------------

          Section 13.     Secured Party Appointed Attorney-in-Fact.
                          ----------------------------------------

          The Grantor hereby irrevocably appoints the Secured Party as the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor, the Secured Party or otherwise, from time to time in the Secured Party's reasonable discretion to take any action and to execute any instrument that the Secured Party may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

          (a) upon the occurrence and during the continuance of an Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (b) upon the occurrence and during the continuance of an Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clauses (a) and (b) above;

          (c) upon the occurrence and during the continuance of an Event of Default, to file any claims or take any action or institute any proceedings that the Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral;

          (d) to pay or discharge taxes or Liens (other than Liens permitted under this Agreement or the Credit Agreement) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Secured Party in its sole discretion, any such payments made by the Secured Party to become obligations of the Grantor to the Secured Party, due and payable immediately without demand;

          (e) upon the occurrence and during the continuance of an Event of Default, to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral; and

          (f) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Secured Party's option and the Grantor's expense, at any time or from time to time, all acts and things that the Secured Party deems necessary to protect, preserve or realize upon the Collateral and the Secured Party's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as the Grantor might do.

          Section 14.    Secured Party May Perform.

          If the Grantor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable by the Grantor under Section 19.

          Section 15.    Standard of Care.
                         ----------------

          The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property.

          Section 16.    Remedies.
                         --------

          (a) Generally. If an Event of Default shall have occurred and be continuing, the Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral), and also may (i) require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place to be designated by the Secured Party that is reasonably convenient to both parties, (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process in accordance with applicable laws, (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Secured Party deems reasonably appropriate, (iv) take possession of the Grantor's premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of the Grantor's equipment for the purpose of completing any work in process, taking any actions described in the preceding clause (iii) and collecting any Secured Obligation, (v) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable, (vi) exercise dominion and control over and refuse to permit further withdrawals from any Deposit Account maintained by Secured Party constituting a part of the Collateral, and (vii) without notice to the Grantor but subject to the Securities Act of 1933 and or such state securities laws, transfer to or to register in the name of the Secured Party or any of its nominees any or all of the Securities Collateral. The Secured Party may be the purchaser of any or all of the Collateral at any such sale and the Secured Party shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Grantor, and the Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Grantor hereby waives any claims against the Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, the Grantor shall be jointly and severally liable for the deficiency and the reasonable fees of any attorneys employed by the Secured Party to collect such deficiency. The Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Secured Party, that the Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against the Grantor, and the Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities.

          (b)  Securities Collateral.

                    (i) The Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Secured Party may be compelled, with respect to any sale of all or any part of the Securities Collateral conducted without prior registration or qualification of such Securities Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Securities Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Grantor acknowledges that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances and the registration rights granted to the Secured Party by the Grantor pursuant hereto, the Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Securities Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it.

                    (ii) If the Secured Party shall determine to exercise its right to sell all or any of the Securities Collateral pursuant to this Section after an Event of Default, the Grantor agrees that, upon request of the Secured Party (which request may be made by the Secured Party in its sole discretion), the Grantor will, at its own expense (A) execute and deliver, and cause each issuer of the Securities Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Secured Party, advisable to register such Securities Collateral under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Secured Party, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto; (B) do or cause to be done all such other acts and things as may be necessary to make such sale of the Securities Collateral or any part thereof valid and binding and in compliance with applicable law; and (C) bear all costs and expenses, including reasonable attorneys' fees, of carrying out its obligations under this Section.

          Section 17.    Additional Remedies for Intellectual Property
                         ---------------------------------------------
Collateral.
----------

          (a) Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default, (i) the Secured Party shall have the right (but not the obligation) to bring suit, in the name of the Grantor, the Secured Party or otherwise, to enforce any Intellectual Property Collateral, in which event the Grantor shall, at the request of the Secured Party, do any and all lawful reasonable acts and execute any and all documents required by the Secured Party in aid of such enforcement and, to the extent that the Secured Party shall elect not to bring suit to enforce any Intellectual Property Collateral as provided in this Section, the Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement of any of the Intellectual Property Collateral by others and for that purpose agrees to use its commercially reasonable judgement in maintaining any action, suit or proceeding against any Person so infringing reasonably necessary to prevent such infringement; (ii) upon written demand from the Secured Party, the Grantor shall execute and deliver to the Secured Party an assignment or assignments of the Intellectual Property Collateral and such other documents as are necessary or appropriate to carry out the intent and purposes of this Agreement; and (iii) the Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that the Secured Party receives cash proceeds in respect of the sale of, or other realization upon, the Intellectual Property Collateral.

          Section 18.    Application of Proceeds.
                         -----------------------

          Except as expressly provided elsewhere in this Agreement, all proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied in the following order of priority:

     FIRST:    To the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to the Secured Party and its agents and reasonable fees of counsel, and all other expenses, liabilities and advances made or incurred by the Secured Party in connection therewith, and all advances made by the Secured Party hereunder for the account of the Grantor, and to the payment of all costs and expenses paid or incurred by the Secured Party in connection with the exercise of any right or remedy hereunder;

     SECOND:   To the payment of all other Secured Obligations and, as to obligations arising under the Credit Agreement, as provided in the Credit Agreement; and

     THIRD:    To the payment to or upon the order of the Borrower, or to whosoever
     may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

          Section 19.    Expenses.
                         --------

          The Grantor hereby agrees to pay to the Secured Party upon the Commitment Expiration Date the amount of any and all reasonable costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Secured Party may incur in connection with (i) the exercise or enforcement of any of the rights of the Secured Party hereunder,
(ii) the failure by the Grantor to perform or observe any of the provisions hereof, or (iii) the preparation, filing or recording of any documents or instruments referenced in the last sentence of Section 5.

          Section 20.    Continuing Security Interest; Transfer of Loans;
                         ------------------------------------------------
Termination and Release.
-----------------------

          (a) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of the Secured Obligations, the cancellation or termination of the Commitments, and the cancellation or expiration of all outstanding Letters of Credit (or alternate disposition of such outstanding Letters of Credit permitted by subsection 2.9 of the Credit Agreement), (ii) be binding upon the Grantors and their respective successors and assigns, and (iii) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), but subject to the provisions of subsection 2.4D of the Credit Agreement, the Secured Party may assign or otherwise transfer any Loans held by it to any other Person in accordance with the Credit Agreement, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Secured Party herein or otherwise.

          (b) Upon the payment in full of the Secured Obligations, the cancellation or termination of the Commitments, and the cancellation or expiration of all outstanding Letters of Credit (or alternate disposition of such outstanding Letters of Credit permitted by subsection 2.9 of the Credit Agreement), the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantor. Upon any such termination the Secured Party will, at the Grantor's expense, promptly execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination. In addition, upon the proposed sale, transfer or other disposition of any Collateral by the Grantor in accordance with the Credit Agreement for which the Grantor desires to obtain a security interest release from the Secured Party, the Grantor shall deliver an Officer's Certificate (x) stating that the Collateral subject to such disposition is being sold, transferred or otherwise disposed of in compliance with the terms of the Credit Agreement and (y) specifying the Collateral being sold, transferred or otherwise disposed of in the proposed transaction. Upon the receipt of such Officer's Certificate, the Secured Party shall, at the Grantor's expense, promptly execute and deliver such releases of its security interest in such Collateral which is to be so sold, transferred or disposed of, as may be reasonably requested by the Grantor.

          Section 21.    Secured Party as Lender.
                         -----------------------

          (a) The Secured Party shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including without limitation the release or substitution of Collateral), in accordance with this Agreement, the Credit Agreement and all applicable law, including without limitation the Uniform Commercial Code as such is in effect from time to time.

          (b) The Secured Party shall at all times be the same Person that is Lender under the Credit Agreement, and any assignment, delegation or other transfer of the rights of the Lender under the Security Agreement shall also constitute an assignment, delegation or transfer of the rights of the Secured Party hereunder. Upon the transfer to a successor Lender of any Loan or other Obligation under the Credit Agreement, that successor Lender shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the transferring Secured Party under this Agreement, and the transferring Secured Party under this Agreement shall promptly (i) transfer to such successor Secured Party all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such assigning Secured Party shall be discharged from its duties and obligations under this Agreement. After any such transfer by a Secured Party hereunder, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Secured Party hereunder.

          Section 22.    Intentionally Deleted.
                         ---------------------

          Section 23.    Amendments; Etc.
                         ---------------

          No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by the Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Secured Party and, in the case of any such amendment or modification, by the Grantor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

          Section 24.    Notices.
                         -------

          Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided that notices to the Secured
                                        --------
Party shall not be effective until received. For the purposes hereof, the address of each party hereto shall be as provided in Section 8.4 of the Credit Agreement or such other address as shall be designated by such party in a written notice delivered to the other parties hereto.

          Section 25.    Failure or Indulgence Not Waiver; Remedies Cumulative.
                         -----------------------------------------------------

          No failure or delay on the part of the Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

          Section 26.    Severability.
                         ------------

          In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          Section 27.    Headings.
                         --------

          Section and Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

          Section 28.    Governing Law; Terms; Rules of Construction.
                         -------------------------------------------

          THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA (INCLUDING WITHOUT LIMITATION
SECTION 1646.5 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE UCC PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF CALIFORNIA. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the UCC are used herein as therein defined. The rules of construction set forth in Section 1.3 of the Credit Agreement shall be applicable to this Agreement mutatis mutandis.

          Section 29.    Consent to Jurisdiction and Service of Process.
                         ----------------------------------------------

          ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST THE GRANTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF CALIFORNIA. BY EXECUTING AND DELIVERING THIS AGREEMENT, THE GRANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT

MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE GRANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 24; (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE GRANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; (V) AGREES THAT THE SECURED PARTY RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST THE GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION; AND (VI) AGREES THAT THE PROVISIONS OF THIS SECTION 29 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER CALIFORNIA CODE OF CIVIL PROCEDURE SECTION
410.40 OR OTHERWISE.

          Section 30.    Waiver of Jury Trial.
                         --------------------

          THE GRANTOR AND THE SECURED PARTY HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. The Grantor and the Secured Party acknowledge that this waiver is a material inducement for the Grantor and the Secured Party to enter into a business relationship, that the Grantor and the Secured Party have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. The Grantor and the Secured Party further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 30 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

          Section 31.    Counterparts.
                         ------------

          This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                 [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the Grantor and the Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                        BUY.COM, INC.,
                                        as Borrower and Grantor


                                        By:_____________________________
                                        Name:___________________________
                                        Title:__________________________



                                        SCOTT A. BLUM
                                        SEPARATE PROPERTY TRUST
                                        U/D/T 8/2/95,
                                        as the Secured Party


                                        By:_____________________________
                                        Name:___________________________
                                        Title:__________________________

                            DISCLOSURE SCHEDULE TO
                              SECURITY AGREEMENT

                                                                    EXHIBIT I TO
                                                              SECURITY AGREEMENT
                                                              ------------------

                [FORM OF] GRANT OF TRADEMARK SECURITY INTEREST

          WHEREAS, BUY.COM, INC., a Delaware corporation (the "Grantor"), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Trademark Collateral (as defined below); and

          WHEREAS, the Grantor has entered into a Bridge Financing Credit Agreement dated as of August 10, 2001 (said Credit Agreement, as it may heretofore have been and as it may hereafter be amended, supplemented, restated or otherwise modified from time to time, being the "Credit Agreement") with the Scott A. Blum Separate Property Trust u/d/t 8/2/95 (the "Secured Party") pursuant to which the Secured Party has made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain Loans to and make other financial accommodations for the Grantor;

          WHEREAS, pursuant to the terms of a Security Agreement dated as of August 10, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement"; capitalized terms used herein not otherwise defined herein shall have the meanings ascribed therein), among the Grantor and the Secured Party, the Grantor has agreed to create in favor of the Secured Party a secured and protected interest in, and the Secured Party has agreed to become a secured creditor with respect to, the Trademark Collateral;

          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security Agreement, the Grantor hereby grants to the Secured Party a security interest in all of the Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which the Grantor now has or hereafter acquires an interest and wherever the same may be located (the "Trademark Collateral"):

          1. all rights, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) in and to all trademarks, service marks, designs, logos, indicia, tradenames, trade dress, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and applications pertaining thereto, owned by the Grantor, or hereafter adopted and used, in its business (including, without limitation, the trademarks specifically identified in Schedule A) (collectively, the "Trademarks"), all
                   ----------
     registrations that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including, without limitation, the registrations and applications specifically identified in Schedule A) (the "Trademark Registrations"), all common law and other rights (but in no event any of the obligations) in and to the Trademarks in the United States and any state thereof and in foreign countries (the "Trademark Rights"), and all goodwill of the

     Grantor's business symbolized by the Trademarks and associated therewith (the "Associated Goodwill"); and

          2. all proceeds, products, rents and profits of or from any and all of the foregoing Trademark Collateral and, to the extent not otherwise included, all payments under insurance (whether or not the Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Trademark Collateral. For purposes of this Grant of Trademark Security Interest, the term "proceeds" includes whatever is receivable or received when Trademark Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

          the Grantor does hereby further acknowledge and affirm that the rights and remedies of the Secured Party with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

           [The remainder of this page is intentionally left blank.]

          IN WITNESS WHEREOF, the Grantor has caused this Grant of Trademark Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the __ day of _______, _____.

                                        BUY.COM, INC.


                                        By:____________________________
                                        Name:__________________________
                                        Title:_________________________

                                  SCHEDULE A

                                      TO

                     GRANT OF TRADEMARK SECURITY INTEREST


                      United States
Registered Owner        Trademark         Registration         Registration
----------------       Description           Number                Date
                       -----------           ------                ----

                                                                   EXHIBIT II TO
                                                              SECURITY AGREEMENT
                                                              ------------------

                  [FORM OF] GRANT OF PATENT SECURITY INTEREST

          WHEREAS, BUY.COM, INC., a Delaware corporation (the "Grantor"), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Patent Collateral (as defined below); and

          WHEREAS, the Grantor has entered into a Bridge Financing Credit Agreement dated as of August 10, 2001 (said Credit Agreement, as it may heretofore have been and as it may hereafter be amended, supplemented, restated or otherwise modified from time to time, being the "Credit Agreement") with the Scott A. Blum Separate Property Trust u/d/t 8/2/95 (the "Secured Party") pursuant to which the Secured Party has made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain Loans to and make other financial accommodations for the Grantor;

          WHEREAS, pursuant to the terms of a Security Agreement dated as of August 10, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement"; capitalized terms used herein not otherwise defined herein shall have the meanings ascribed therein), among the Grantor and the Secured Party, the Grantor has agreed to create in favor of the Secured Party a secured and protected interest in, and the Secured Party has agreed to become a secured creditor with respect to, the Patent Collateral;

          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security Agreement, the Grantor hereby grants to the Secured Party a security interest in all of the Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which the Grantor now has or hereafter acquires an interest and wherever the same may be located (the "Patent Collateral"):

          (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) in and to all patents and patent applications and rights and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned or held by the Grantor and all patents and patent applications and rights, title and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned by the Grantor in whole or in part (including, without limitation, the patents and patent applications listed in Schedule
                                                                       --------
     A), all rights (but not obligations) corresponding thereto to sue for past,
     -
     present and future infringements and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof (all of the foregoing being collectively referred to as the "Patents"); and

          (ii) all proceeds, products, rents and profits of or from any and all of the foregoing Patent Collateral and, to the extent not otherwise included, all payments under insurance (whether or not the Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Patent Collateral. For purposes of this Grant of Patent Security Interest, the term "proceeds" includes whatever is receivable or received when Patent Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

          the Grantor does hereby further acknowledge and affirm that the rights and remedies of the Secured Party with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

            [The remainder of this page intentionally left blank.]

          IN WITNESS WHEREOF, the Grantor has caused this Grant of Patent Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the ___ day of ____________, _____.

                                        BUY.COM, INC.


                                        By:____________________________
                                         Name:_________________________
                                         Title:________________________

                                  SCHEDULE A

                                      TO

                       GRANT OF PATENT SECURITY INTEREST

Patents Issued:
--------------

     Patent No.               Issue Date
     ----------               ----------



Patents Pending:
---------------

     Applicant's      Date        Application
        Name          Filed          Number
        ----          -----          ------

                                                                  EXHIBIT III TO
                                                              SECURITY AGREEMENT
                                                              ------------------

                [FORM OF] GRANT OF COPYRIGHT SECURITY INTEREST


          WHEREAS, BUY.COM, INC., a Delaware corporation (the "Grantor"), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Copyright Collateral (as defined below); and

          WHEREAS, the Grantor has entered into a Bridge Financing Credit Agreement dated as of August 10, 2001 (said Credit Agreement, as it may heretofore have been and as it may hereafter be amended, supplemented, restated or otherwise modified from time to time, being the "Credit Agreement") with the Scott A. Blum Separate Property Trust u/d/t 8/2/95 (the "Secured Party") pursuant to which the Secured Party has made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain Loans to and make other financial accommodations for the Grantor;

          WHEREAS, pursuant to the terms of a Security Agreement dated as of August 10, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement"; capitalized terms used herein not otherwise defined herein shall have the meanings ascribed therein), among the Grantor and the Secured Party, the Grantor has agreed to create in favor of the Secured Party a secured and protected interest in, and the Secured Party has agreed to become a secured creditor with respect to, the Copyright Collateral;

          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security Agreement, the Grantor hereby grants to the Secured Party a security interest in all of the Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which the Grantor now has or hereafter acquires an interest and wherever the same may be located (the "Copyright Collateral"):

          (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) under copyright in various published and unpublished works of authorship including, without limitation, computer programs, computer data bases, other computer software layouts, trade dress, drawings, designs, writings, and formulas (including, without limitation, the works listed on Schedule A, as the same may be
                                             ----------
     amended pursuant hereto from time to time) (collectively, the "Copyrights"), all copyright registrations issued to the Grantor and applications for copyright registration that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including, without limitation, the registrations listed on Schedule A, as the same may be amended pursuant hereto from time
               ----------
     to time) (collectively, the "Copyright Registrations"), all common law and other rights in and to the Copyrights in the United States and any state thereof and in foreign countries including all copyright licenses (but with respect to such copyright licenses, only to the extent permitted by such licensing arrangements) (the "Copyright Rights"), including, without limitation, each of

                                     III-1
     the Copyrights, rights, titles and interests in and to the Copyrights, all derivative works and other works protectable by copyright, which are presently, or in the future may be, owned, created (as a work for hire for the benefit of the Grantor), authored (as a work for hire for the benefit of the Grantor), or acquired by the Grantor, in whole or in part, and all Copyright Rights with respect thereto and all Copyright Registrations therefor, heretofore or hereafter granted or applied for, and all renewals and extensions thereof, throughout the world, including all proceeds thereof (such as, by way of example and not by limitation, license royalties and proceeds of infringement suits), the right (but not the obligation) to renew and extend such Copyright Registrations and Copyright Rights and to register works protectable by copyright and the right (but not the obligation) to sue in the name of the Grantor or in the name of the Secured Party for past, present and future infringements of the Copyrights and Copyright Rights; and

          (ii) all proceeds, products, rents and profits of or from any and all of the foregoing Copyright Collateral and, to the extent not otherwise included, all payments under insurance (whether or not the Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Copyright Collateral. For purposes of this Grant of Copyright Security Interest, the term "proceeds" includes whatever is receivable or received when Copyright Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

          the Grantor does hereby further acknowledge and affirm that the rights and remedies of the Secured Party with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

                                     III-2

          IN WITNESS WHEREOF, the Grantor has caused this Grant of Copyright Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the ___ day of ___________, _____.

                                        BUY.COM, INC.



                                        By:____________________________
                                         Name:_________________________
                                         Title:________________________

                                  SCHEDULE A

                                      TO

                     GRANT OF COPYRIGHT SECURITY INTEREST

U.S. Copyrights:
---------------
Title          Registration No.    Date of Issue    Registered Owner
-----          ----------------    -------------    ----------------




Pending U.S. Copyright Registrations & Applications:
---------------------------------------------------
Title    Reference No.     Date of Application       Copyright Claimant
-----    -------------     -------------------       --------- ---------